ZTIF P1 12/20

SUPPLEMENT DATED DECEMBER 9, 2020

TO THE PROSPECTUS DATED MAY 1, 2020

OF

TEMPLETON INSTITUTIONAL FUNDS

(Foreign Smaller Companies Series)

Effective January 1, 2021, the prospectus is amended as follows:

I.  The following is added to the “Fund Summary – Investment Manager” section of the prospectus:

Sub-Advisor

Franklin Templeton Investments Corp. (“FTIC”)

II. The “Fund Summary – Portfolio Manager” section of the prospectus is replaced with the following:

Portfolio Managers

Harlan B. Hodes, CPA  Executive Vice President of Investment Counsel and portfolio manager of the Fund since 2007.

David Tuttle, CFA   Vice President of FTIC and portfolio manager of the Fund since January 2021.

Heather Waddell, CFA Senior Vice President of Investment Counsel and portfolio manager of the Fund since January 2021.

III. The following is added to the “Fund Details – Management” section of the prospectus:

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund's investment manager. Investment Counsel is an indirect subsidiary of Franklin Resources., Inc. (Resources). Together, Investment Counsel and its affiliates manage, as of October 31, 2020 over $1.4 trillion in assets, and have been in the investment management business since 1947.

Under an agreement with Investment Counsel, Franklin Templeton Investments Corp. (FTIC), 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, is the Fund's sub-advisor. FTIC provides Investment Counsel with investment management advice and assistance. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any sub-advisor.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the Fund are as follows:

Harlan Hodes, CPA   Executive Vice President of Investment Counsel

Mr. Hodes has been the lead manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2001.

David A. Tuttle, CFA   Vice President of FTIC

Mr. Tuttle has been a portfolio manager of the Fund since January 2021, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2002.

Heather Waddell, CFA Senior Vice President of Investment Counsel

Ms. Waddell has been portfolio manager of the Fund since January 2021, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

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Please keep this supplement with your prospectus for future reference.